Exhibit 32.2



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. ss.1350 (adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of Pacific CMA, Inc. (the "Company"), hereby certify that to the best of my knowledge the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 30, 2005                   /s/ Bill Stangland
                                        ---------------------------------------
                                        Bill Stangland, Chief Financial Officer



This certification will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference